UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2012

Molycorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34827	27-2301797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 Denver Tech Center Parkway, Suite 1000, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 843-8040

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously reported, on June 11, 2012, Molycorp, Inc. (the “Company”) completed its previously announced acquisition of Neo Material Technologies Inc., now Molycorp Minerals Canada ULC (the “Acquisition”). On May 25, 2012, the Company issued $650 million aggregate principal amount of its 10% Senior Secured Notes due 2020 (the “Related Financing”) to partially fund the Acquisition. On June 7, 2012, the Company filed a Current Report on Form 8-K with the Securities and Exchange Commission that included the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2011 and for the three months ended March 31, 2012, giving effect to the Acquisition and the Related Financing as if they had occurred on January 1, 2011.

The Company is providing in this Current Report on Form 8-K an unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2012 and an updated unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2011, in each case giving effect to the Acquisition and the Related Financing as if they had occurred on January 1, 2011. Such pro forma financial information is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, the audited consolidated financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (the “Form 10-K”) are being updated to, among other things, remove the “inception to date” financial information given that the Company is no longer a development stage company and provide updated liquidity disclosure. Accordingly, included in Exhibit 99.2 and incorporated herein by reference are the following updated sections of the Form 10-K:

•	Item 6 — Selected Financial Data

•	Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 8 — Financial Statements and Supplementary Data

•	Item 15 — Exhibits and Financial Statement Schedules

This Form 8-K does not reflect events or disclosures occurring after the filing of the Form 10-K and does not modify or update the disclosures therein in any way, other than as described above or as set forth in Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Pro forma financial information

99.2	Update to Selected Items of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLYCORP, INC.

By:	/s/ Michael F. Doolan
	Name:	Michael F. Doolan
	Title:	Chief Financial Officer

Date: August 16, 2012

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Pro forma financial information

99.2	Update to Selected Items of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011